Statement of Additional Information Supplement

February 22, 2019

Morgan Stanley Institutional Fund Trust

Supplement dated February 22, 2019 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 28, 2019

Ultra-Short Income Portfolio

Ultra-Short Municipal Income Portfolio

The penultimate paragraph of the section of the Statement of Additional Information entitled "Distribution and Shareholder Services Plans—Revenue Sharing" is hereby deleted and replaced with the following:

With respect to certain affiliated entities of the Adviser and Distributor and other Financial Intermediaries, these payments, which are paid in accordance with the applicable compensation structure, may include an ongoing annual fee in an amount up to 0.20% of the total average NAV in respect of the applicable period of shares of the Ultra-Short Income Portfolio or the Ultra-Short Municipal Income Portfolio held in the applicable accounts.

Please retain this supplement for future reference.